Exhibit 99.1

Investor Meetings

March 24, 2014

Cross Winds Energy Park

Jackson Gas Plant

Consumers Smart Energy Program

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2013. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

Consumers Energy . . . .

T erritory

O verview

Fourth largest combination utility in the United States

1.8 million electric and 1.7 million gas customers

8,600 MW of owned and purchased generation capacity

312 TBtu of gas storage capacity

Premium regulatory environment

Cross WindsEnergy Park

Lake Winds Energy Park

. . . . one of largest investors and employers in Michigan.

Mindset . .. . . . . . . 20¢ 36¢ 50¢ 66¢ 84¢ 96¢ $1.02 $0.90

$0.96 $1.08 $0.84 $1.21 $1.26 $1.36 $1.45 $1.55

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Future

Dividend

EPS

Int’l Sale

a

10-Year Actual

7% CAGR

Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 60%-70%

32% 27% 14% 39% 80%

Peers 4%

$1.78 $1.74 $1.66 $1.08 6% 5% - 7%

5% - 7%

6%

$0.81 _ _ _ _ _ Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock drives consistent “real” EPS growth.

CMS Energy MODEL . . . .

RESULTS Consistent Predictable

Investment

Ten year - $15 billion

Small, bite size projects

None “Bet The Company”

Imposed Limits

Sustainable base rates < 2% inflation

Investment “Needed Not Wanted”

Upside Catalysts

A. Capex >$15 billion

B. PPA’s expire = 2,000 MW

C. Credit rating

D. Sales

E. Capacity price increases

F. ROA elimination

G. Continuous cost reductions Self-

. . . . benefits customers AND shareowners.

Model Delivers . . . .

A bove Average Return

Future Return

Attractive dividend yield 4%

62% payout ratio

EPS growth rate 5%-7%

Driven by $7 billion investment in regulated Utility over next five years

Shareowner return 9%-11%

EP Sa Gr owth vs Peers

7% 4% 5%-7% 4% 6%

CMS Peers CMS Peers

Ten-Year Growth Future

a Adjusted EPS (non-GAAP)

. . . . good, future return opportunity.

A. Visible, 10-Year INVESTMENT Plan .

201 3-20 22 10-Year Plan

O pportunity Level

$ 15 Billion $ 20 Billion

Amount (bils)

Generation capacity

PPA replacement $1.7

ROA return Higher renewables ..3

Gas conversions & expansion 1.0

Electric reliability & transmission 2.0

Total Opportunities $5.0

Rate Base 6%

Customer base rates <2 >4

X

P

. . . . . . . reflects catch-up needed to reduce cost and improve reliability.

Visible Investment: Catch-Up . . . . 2013 Pct of Market Cap

Cap Inv OCF Liquidity

CMS 21% 20% 24%

Peers 18 16 20

21% 20%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Amount

(bils)

$1.8 $1.5

CMS

Peers

Source: 10K; actual amounts through 2012 smoothed for illustration

. . . . creates unique opportunity; with OCF already stronger than peers.

Visible Investments: Customer-Driven . . . .

Clean Power $2.5 Billion

Reliability $4.0 Billion

. . . . small and incremental with no big bets.

Renewable energy New gas acquisition

Main replacements

Propane switching

Pipeline replacements

Gas distribution

Electric reliability

Consumers Smart Energy

Electric distribution Capacity $1.5 Billion

Infrastructure $4.5 Billion

Environmental

Gas conversions

Ludington Pumped Storage

Visible Investment: Gas Infrastructure . . . . . . . . accelerating investment opportunities.

$1.4

$2.3

$2.6

0.0

0.5

1.0

1.5

2.0

2.5

3.0

2008 - 2012

2013 - 2017

2018 - 2022

#4 largest gas utility

27,000 miles of distribution mains

24,000 miles of service pipe

1,700 miles of transmission lines

312 TBtu gas storage

G as System

I nvestment Amount (bils) $

Visible Investment: Major Generation I n v e s t i n g over $2 billion in generation over the next 5 years.

C ro ss Winds Energy Park J ackson Plant

L u dington Pumped Storage Plant

C ampbell Generating Plant

K a rn/Weadock Generating Complex

Generation Reliability $0.7 B Environmental Controls $1.0 B

New Capacity $0.4 B

O ver 6 GWs of Generation Assets 10

Visible Investment: Renewable Energy . . . .

Mic hig an e ne rgy la w r e qu ire s:

1 0% renewa ble s by 2015

Purchase 50% and build 50%

Lake WindsEnergy Park

100 MW, 56 Vestas turbines

Commercial operation – November 2012

$235 million

Cross WindsEnergy Park Phase I

105 MW, 62 GE turbines

Commercial operation – November 2014

$255 million

. . . . Michigan’s largest renewable energy supplier.

Visible Investment: Rate Base Growth . . . .

Gas Electric

$3 $4 $6 $11 $15 $19 0 5 10 15 20 2013 2017 2022

Amount (bils)

$

Base Rate Increases <2% <2% C apital Investment “Checklist”

üAdd Customer Value

üReduce O&M Costs

üReduce Fuel Costs

üMandated by State or Federal Regulators

$8 $11

$13

. . . . drives EPS, cash flow, and dividend growth.

B. Expiring PPA’S . . . .

Replace PPA contracts with owned generation

Provides incremental rate base (and earnings potential) with no impact to customer rates

. . . . will provide investment headroom.

5,000

6,000

7,000

8,000

9,000

10,000

2013

2014

2015

2016

2017

2018

2019

2020

2021

2022

2023

2025

CE Portfolio

Jackson Plant

Capacity Shortfall

Smart Energy, EO, Interruptibles

Net Peak Demand Plus Reserves

Total Peak Demand Plus ReservesPalisades PPA Termination (778 MW)

MCV PPA Termination (1,240 MW) Planned Demand Reductions

Jackson Plant Classic 7 Mothballed (950 MW)

? 0 MW Capacity Shortfall

C. Credit RATINGS . . . . . . . . just upgraded, more ahead?

Consistent Performance

Less Risk

Customer Focus

Constructive Regulation

Good Energy Policy

R eflects Present Prior 2002

Scale
S&P / Fitch	Moody’s	S&P (March)	Moody’s	(January)	Fitch (February	)
A+	A1
A	A2	Consumers Secured
A-	A3
BBB+	Baa1
BBB	Baa2
BBB-	Baa3
BB+	Ba1
CMS Unsecured
BBB	Baa2
BBB-	Baa3
BB+	Ba1
BB	Ba2
BB-	Ba3
B+	B1
B	B2
B-	B3
Outlook	Positive	Stable	Stable

D. Consumers SALES Growth . . . . . . . . best economic indicators in State. E conomic Indicators

Grand Rapids	Michigan		U.S
Unemployment December 2013	5.6%	8.4%	6.7%
GDP (real) 2010 thru 2012	14	11	7
Population 2010 Census thru July 2012	2	0	2

E le ct ric

Gas

Combination Dart Container 2 MW

Enbridge 28 MW Secant 7 MW

Norplas 5 MW MACI 6 MW

E xamples of New Business I ndustrial Sales

-5% 6%

<1% -6%

2%

2008-2009

Recession

2010-2012

Recovery

2013-17 Plan

Assumptions

CMS

U.S. UtilitiesBetz Industries 8 MW

Magna-Cosma Casting 4 MW Eco-Bio Plastics 3 MW

Plan Conservatively 15

E. CAPACITY Price Market Increases . . . . . . . . could add value to the 700 MW “DIG” plant.

$0.50

$4.50

$7.50

Capacity price < ($ kW per month) Today (mils)

Future Scenarios

(mils) $5

+$30 $55

$35 +$50 16

F. Retail Open Access Policy (ROA) . . . . . . . . change could allow for lower industrial rates.

310 “ROA” Electric Customers 1 .8 Million Consumers Energy Customers = 99.98%

0.02%

Governor wants affordable residential bills and competitive industrial rates

Eliminating ROA could:

Lower industrial rates by 10% or all customers by 4%

Policy has big impact on competitiveness

$150 million cost opportunity

Michigan’s Energy Future . . . .

G overnor’s 2025 Energy Goals
Adaptability
Eliminate energy waste Reduce coal, replace with renewables and gas
Reliability
Top quartile performance (SAIFI) Top half performance (SAIDI)
Affordability
Residential bills below U.S. average Competitive industrial rates
Environmental Protection
Reduce mercury, acid rain, particulates Increase renewables

. . . . will continue to strengthen with sound policy and strong leadership. R egulatory Support

(from the right)

Michigan Governor Rick Snyder

MPSC Chairman John Quackenbush

Michigan Energy Office Director Steve Bakkal 18

The Governor on Retail Open Access. . . .

“Choice creates a lot of challenges and problems so I wouldn’t jump to say increasing choice is the answer. I’m concerned about people bouncing back and forth depending on what’s going on with rates, essentially trying to arbitrage markets.” Governor Rick Snyder

Question: “You seem to agree with utilities’ argument on choice. Does that mean you will eliminate shopping altogether or keep the 10% cap in place?” . . . . choice is not the solution to industrial competitiveness.

The Jackson City Council voted unanimously to pass a resolution opposing House Bill 5184. 19

G. Self-Initiated COST Control . . . . . . . . . holds down rates and allows better system reliability.

Average Annual O&M Change

-2% +2%

-10% +1%

2006-2012

2012

2013

2014

2014-2018

Peers

w/o Storm Changes

Actual/Plan+6%

Peers 2013 Reinvestment

-8%

-2% Major Storms

-6%

-3% Major 2013 Storms

CMS Flat

-2%

Average -3.7%

Plan Conservatively

. holds down rates and allows better system reliability.

G. Continuous COST Reduction . . . .

. . . . . a way of life at CMS.

P ast Progress $100k Each

$60k Each

7,600 1,000

600

7,200

2010

2012

F uture Examples

Fuel Mix Benefits

MW		Employees
2016	Retire Coal	- 900	- 300
2016	Add GCC	+ 540	+ 20
Total	-360		- 280
Future Savings (mils)		$25

People Productivity = $64 million

Headcount

Future Annual Savings (mils)
2002-2012	Actions completed	$25
2013	EGWP, OPEB & other	50
Future savings		$75
Fuel and Benefits		$100

. a way of life at CMS.

Michigan Energy Law . . . .

22

. . . . . has the potential to be even better!.

Pre 2008	2008 Energy Law		2015 Improvements
Historical test year No cap choice 12-18 months regulatory lag	10 Energy efficiency standards 10 File-and- implement	% renewables by 2015 % ROA cap	Higher renewables Continued energy efficiency Additional regulatory improvements Eliminate ROA?

More

capex Faster, smoother

has the potential to be even better!.

54321

Constructive Regulation . . . .

. . . . strong law on the books supported by a quality commission. Commission

John Quackenbush (R), Chairman

Term Ends: July 2, 2017

Sally Talberg (I) Term Ends: July 2, 2019

Greg White (I) Term Ends: July 2, 2015

T i er 1 State Ranking

Barclays Research

Michigan

strong law on the books supported by a quality commission.

Customer Rates – Working With MPSC To Be . . . .

CMS ENERGY

2013-2017



Annual Average Base Rate Increases[a]
2% Inflation
~1%
~1%
Electric
Gas
[a] Includes surcharges

Cost Reductions

- ✓ Eliminate 2014 base rate increases:
  - Electric
  - Gas
- ✓ Eliminated renewable surcharge
- ✓ Eliminated rate skewing
- ✓ Lowered summer block rates

. . . . affordable and sustainable.

24

CMS Mindset . . . .

. . . . deliver for customers AND investors.

2 0 1 3 Cold Winter & Cost Savings

$1.66 +7%

Guidance

2012 Warm Winter 2012 Cost Saving 2012 Hot Summer

Reinvested earlier

2014 Cold Winter

2013 Mild Summer Icy Late December O&M B/(W) Than Forecast (mils)

Storm(total $50 M) $(37)

Insurance 16

Lower contributions 9

Sales-weather 12 Total $ 0

Reinvestment (January-October) Amount (mils)

Improve gas reliability $16

Improve electric reliability 14

Accelerate generation maintenance 7

Prefund pension & storm response 21

Total $58

deliver for customers AND investors.

Operating Cash Flow Growth . . . . (0.5)

0.0

0.5

1.0

1.5

2.0

2.5

2012

2013

2014

2015

2016

2017

2018Amount (bils) $

Investment

Cash flow before dividend

a Non-GAAP NOLs & Credits $0.7 $0.6 $0.4 $0.5 $0.4 $0.2 $0.1

Gross operating cash flowa up $0.1 billion per year

. . . . self-funds investment and strategy. Up $0.5 Billion $2.1

Interest

Working capital and taxes

$1.6 $1.9

$2.0

$1.7 $1.8 $1.45

$2.2

$1.4

$1.5 26

Key Takeaways . . . .

. . . . distinguish CMS favorably with customers and owners. _ _ _ _ _ a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

EPS a “Real” Growth

$2.00

C ore Fu nda men tal s

üVisible Investment

üCost Controls

üPlan Conservatively

üSupportive Regulatory

üCatalysts Upside

Target 5% - 7%

Actual = 7% +11%

Target 6% - 8% Actual EPS = 8%

+7% +12%

+12%

+4% +7%

+7% +7%

+8%

7% 5%

7%

5%

2003 2004 2005 2006

2007 2008 2009 2010 2011

2012 2013 2014

Beyond27

Appendix

Capital Expenditures

CMS ENERGY

	2013	2014-2018 Plan 2014	2015	2016	2017	2018	Total
	(mils)	(mils)	(mils)	(mils)	(mils)	(mils)	(mils)
Electric							
Distribution	$ 199	$ 190	$ 197	$ 202	$ 211	$ 208	$ 1,008
Generation	89	96	93	88	60	155	492
New Customers	48	47	38	39	38	34	196
Other	96	102	81	82	84	61	410
Electric Base Capital	$ 432	$ 435	$ 409	$ 411	$ 393	$ 458	$ 2,106
Gas							
Distribution	$ 177	$ 152	$ 181	$ 177	$ 193	$ 212	$ 915
New Customers	45	45	40	36	36	35	192
Other	88	60	53	53	49	44	259
Gas Base Capital	$ 310	$ 257	$ 274	$ 266	$ 278	$ 291	$ 1,366
Total Base Capital	$ 742	$ 692	$ 683	$ 677	$ 671	$ 749	$ 3,472
Investment Choices							
Environmental	$ 292	$ 280	$ 200	$ 122	$ 114	$ 111	$ 827
Electric Reliability	102	156	208	108	129	133	734
Gas Infrastructure	117	182	198	178	202	211	971
New Gas Plant Capacity	-	-	-	155	10	100	265
Renewables	83	163	9	-	-	-	172
Consumers Smart Energy	66	84	134	175	120	-	513
Ludington Hydro & other	62	90	55	58	56	145	404
Total Choices	$ 722	$ 955	$ 804	$ 796	$ 631	$ 700	$ 3,886
Total Utility	$ 1,464	$ 1,647	$ 1,487	$ 1,473	$ 1,302	$ 1,449	$ 7,358

29

GAAP Reconciliation

Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66
After-tax items:											
Electric and gas utility	0.21	(0.39)	-	-	(0.07)	0.05	0.33	0.03	-	0.17	-
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)	(0.01)	*
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)	*	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*
Asset impairment charges, net	-	-	1.82	0.76	0.60	-	-	-	-	-	-
Cumulative accounting changes	0.16	0.01	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAA	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66
Mark-to-market impacts		0.03	(0.43)	0.51							
Adjusted earnings per share, excluding MTM - non-GAA	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

31

2012201320142015201620172018Consumers Operating Income + Depreciation & Amortization1,635$ (a)1,740$ 1,800$ 1,876$ 1,952$ 2,054$ 2,162$ Enterprises Project Cash Flows17 16 25 30 28 35 36 Gross Operating Cash Flow1,652$ 1,756$ 1,825$ 1,906$ 1,980$ 2,089$ 2,198$ (411) (335) (375) (356) (730) (739) (748) Net cash provided by operating activities1,241$ 1,421$ 1,450$ 1,550$ 1,250$ 1,350$ 1,450$ (a) excludes $(59) million 2012 disallowance related to electric decouplingCMS EnergyReconciliation of Gross Operating Cash Flow to GAAP Operating Activities(unaudited)(mils)Other operating activities including taxes, interest payments and working capital32